Earnings per Share	12 Months Ended
Mar. 31, 2024
Earnings per share [abstract]
Earnings per Share	Earnings per Share
The basis for calculating basic and diluted earnings per share (“EPS”) (attributable to owners of the Company) is as follows:

	For the Year Ended March 31
	2022	2023	2024
Net profit for the year attributable to owners of the Company:
Net profit for the year attributable to owners of the Company JPY (millions)	¥230,059	¥317,017	¥144,067
Net profit used for calculation of earnings per share JPY (millions)	230,059	317,017	144,067
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [basic]	1,563,501	1,551,809	1,564,450
Dilutive effect (thousands of shares)	13,668	18,064	15,893
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [diluted]	1,577,169	1,569,872	1,580,343

Earnings per share
Basic (JPY)	147.14	204.29	92.09
Diluted (JPY)	145.87	201.94	91.16
Basic EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted average number of ordinary shares outstanding during the year. This calculation excludes the average number of treasury shares. Diluted EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted-average number of ordinary shares outstanding during the year plus the weighted-average number of ordinary shares that would be issued upon conversion of all the dilutive ordinary shares into ordinary shares.
There were 2,643 thousand shares, 814 thousand shares, and 814 thousand shares that are anti-dilutive stock options, and therefore not included in the calculation of diluted EPS for the years ended March 31, 2022, 2023, and 2024, respectively.